Exhibit 23.1

Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
1.Registration Statements (Form S-3 No. 333-216528 and 333-277471) of Editas Medicine Inc.,
2.Registration Statement (Form S-8 No. 333-209351) pertaining to the Editas Medicine Inc. 2013 Stock Incentive Plan, 2015 Stock Incentive Plan and 2015 Employee Stock Purchase Plan of Editas Medicine Inc.,
3.Registration Statements (Form S-8 Nos. 333-216445, 333-223529, and 333-230266) pertaining to the 2015 Stock Incentive Plan and 2015 Employee Stock Purchase Plan of Editas Medicine, Inc.,
4.Registration Statement (Form S-8 No. 333-236662) pertaining to the Editas Medicine Inc. 2015 Stock Incentive Plan, 2015 Employee Stock Purchase Plan, Inducement Stock Option Awards (October 2019 – January 2020), Inducement Restricted Stock Unit Awards (October 2019 – January 2020),
5.Registration Statement (Form S-8 No. 333-253716) pertaining to the Editas Medicine Inc. 2015 Stock Incentive Plan, 2015 Employee Stock Purchase Plan, Inducement Stock Option Award (November 2020), Inducement Restricted Stock Unit Award (November 2020),
6.Registration Statement (Form S-8 No. 333-262977) pertaining to the Editas Medicine Inc. 2015 Stock Incentive Plan, 2015 Employee Stock Purchase Plan, Inducement Stock Option Awards (June 2021), Inducement Restricted Stock Unit Awards (June 2021),
7.Registration Statement (Form S-8 No. 333-269917) pertaining to the Editas Medicine Inc. 2015 Stock Incentive Plan, Inducement Stock Option Awards (June 2022 – July 2022), and
8.Registration Statement (Form S-8 No. 333-277459) pertaining to the Editas Medicine Inc. 2015 Stock Incentive Plan, Inducement Stock Option Awards (May 2023 – September 2023);

of our report dated March 5, 2025, with respect to the consolidated financial statements of Editas Medicine, Inc. included in this Annual Report (Form 10-K) of Editas Medicine, Inc. for the year ended December 31, 2024.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 5, 2025